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                                                             Exhibit 10(b)(iv)

                              AMENDMENT NO. 3

                                    to

                   TI Directors Retirement Benefit Plan

     Texas Instruments Incorporated, a Delaware Corporation with its principal office in Dallas, Texas, hereinafter sometimes referred to as "TI", for the purpose of amending the TI Directors Retirement Benefit Plan dated January 1, 1987, and heretofore amended, (the "Plan") does hereby agree as follows:

"Section 2-1. Eligibility for Retirement Benefits. Each director of TI who meets the following eligibility requirements (hereinafter called
"Participant") shall be entitled to receive a retirement benefit hereunder:

          (a) such Participant ceases to serve as director of TI because of retirement, death or disability after having completed as least five (5) years of service as a Director of TI, and

          (b) has not at any time received or been entitled to receive, as a plan participant, any benefits from the TI Employees Pension Plan or any other retirement benefit plan maintained by TI or any subsidiary of TI."

This amendment shall be effective as of April 15, 1993.

IN WITNESS WHEREOF, this instrument is executed as of the 28 day of June.


                                  TEXAS INSTRUMENTS INCORPORATED

                                  By: /s/ JERRY R. JUNKINS
                                            --------------------
                                             Jerry R. Junkins